UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 9, 2012
_________________

Unigene Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Fulton Street, Boonton, New Jersey		07005
(Address of principal executive offices)		(Zip Code)

(973) 265-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

In accordance with guidance issued by the United States Securities and Exchange Commission (“SEC”) on November 5, 2012, Unigene Laboratories, Inc. (the “Company”) will delay, for a short period, the filing of its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2012. This delay is due to the Company's temporary inability to access its corporate headquarters and electronic data due to the impact of Hurricane Sandy.  The Company will file its Form 10-Q for the three and nine months ended September 30, 2012 on or prior to the anticipated extended deadline of November 21, 2012 (or such other deadline as provided for based on further SEC guidance).

The Company will be announcing the date and time of a quarterly earnings conference call for the three and nine months ending September 30, 2012 during the week of November 12, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

By:	/s/ Gregory T. Mayes
Gregory T. Mayes,
President and General Counsel

Date:  November 9, 2012